                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     / /

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             [NAME OF REGISTRANT]
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         [NAME OF FILER IF APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                    THE EMERGING MARKETS INCOME FUND II INC
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                   July 31, 2000

To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of The Emerging Markets Income Fund II Inc (the "Fund") will be held at 7 World Trade Center, 38th Floor, Conference Room B, New York, New York, on Thursday, September 7, 2000, at 3:30 p.m., New York time, for the purposes of considering and voting upon:

          1. The election of directors (Proposal 1);

          2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending May 31, 2001 (Proposal 2);

          3. Any other business that may properly come before the meeting.

     The close of business on July 17, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,


                                         Christina T. Sydor
                                         Secretary


        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                      VALID SIGNATURE
                        ------------                      ---------------
          CORPORATE ACCOUNTS
          ------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                                                    c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          --------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                                                    u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                                                    f/b/o John B. Smith, Jr.
                                                    UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                    THE EMERGING MARKETS INCOME FUND II INC
                7 WORLD TRADE CENTER,  NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT
     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Emerging Markets Income Fund II Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, 38th Floor, Conference Room B, New York, New York, on Thursday, September 7, 2000 at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about July 31, 2000. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on July 17, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On July 17, 2000, there were 23,459,604 shares of the Fund's Common Stock outstanding.
     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.
     PIMCO Advisors LP ("PIMCO Advisors"), whose principal business address is 800 Newport Center Drive, Newport Beach, California 92660, is the Fund's investment manager. Previously, Value Advisors LLC ("Value Advisors"), a subsidiary of PIMCO Advisors, served as investment manager to the Fund.
     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS
     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class III Directors to hold office until the year 2003 Annual Meeting of Stockholders, or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class I Directors and the Class III Directors expire at the Annual Meetings of Stockholders in the years 2001 and 2002, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors and each has previously been elected a director by the Fund's stockholders. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.
     The following table provides information concerning each nominee for election as a director of the Fund:

                                                               COMMON STOCK
                                                            BENEFICIALLY OWNED,
                                                                DIRECTLY OR
                                                              INDIRECTLY, ON
                                                               MAY 31, 2000
NOMINEES AND PRINCIPAL OCCUPATIONS DURING    DIRECTOR       -------------------
           THE PAST FIVE YEARS                SINCE    AGE      SHARES (A)
------------------------------------------   --------  ---  -------------------
NOMINEES TO SERVE UNTIL THE YEAR 2003
     ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTORS
William D. Cvengros*, Co-Chairman; Chief      1997     51            0
     Executive Officer of PocketVideo
     Corporation; formerly Chief Executive
     Officer and President of PIMCO
     Advisors.
Charles F. Barber, Member of Audit            1994     83          6,711
     Committee; Consultant; formerly,
     Chairman of the Board, ASARCO
     Incorporated.

     The following table provides information concerning the remaining directors of the Fund:

                                                               COMMON STOCK
                                                            BENEFICIALLY OWNED,
                                                                DIRECTLY OR
                                                              INDIRECTLY, ON
                                                               MAY 31, 2000
NOMINEES AND PRINCIPAL OCCUPATIONS DURING    DIRECTOR       -------------------
           THE PAST FIVE YEARS                SINCE    AGE      SHARES (A)
------------------------------------------   --------  ---  -------------------
DIRECTORS SERVING UNTIL THE YEAR 2002
     ANNUAL MEETING OF STOCKHOLDERS
CLASS II DIRECTORS
Jeswald W. Salacuse, Member of Audit          1994      62            200
     Committee; Henry J. Braker Profes-
     sor of Commercial Law and formerly
     Dean, The Fletcher School of Law &
     Diplomacy, Tufts University.
Heath B. McLendon*, Co-Chairman; Managing     1998      67            342
     Director, Salomon Smith Barney Inc.,
     President and Director, SSB Citi
     Funds Management LLC ("SSB Citi") and
     Travelers Investment Adviser, Inc.
DIRECTORS SERVING UNTIL THE YEAR 2001
     ANNUAL MEETING OF STOCKHOLDERS
CLASS I DIRECTORS
Leslie H. Gelb, Member of the Audit           1994      63             0
     Committee; President, The Council on
     Foreign Relations; formerly,
     Columnist, Deputy Editorial Page
     Editor and Editor, Op-Ed Page, The
     New York Times.
Riordan Roett, Member of Audit Committee;     1995      61            100
     Professor and Director, Latin
     American Studies Program, Paul H.
     Nitze School of Advanced Interna-
     tional Studies, Johns Hopkins
     University.

                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------
    * "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

     Each of the nominees and directors also serve as a director of certain other registered investment companies, as described below. Mr. McLendon also serves as a director of ten other investment companies advised by SBAM, five other investment companies advised by both PIMCO Advisors and SBAM, forty-three investment companies managed and/or administered by SSB Citi, five investment companies advised by Travelers Investment Management Company, seven investment companies managed by Travelers Asset Management International Corporation and six investment companies managed by Citibank. Mr. Barber also serves as a director of ten other investment companies advised by SBAM, five other investment companies advised by both PIMCO Advisors and SBAM, two investment companies advised by Advantage Advisors, Inc. ("Advantage") and three investment companies advised by CIBC Oppenheimer Advisors, L.L.C. ("CIBC"), an affiliated company of Advantage. Messrs. Cvengros, Roett, Gelb and Salacuse are directors of five other investment companies advised by both PIMCO Advisors and SBAM. Messrs. Roett and Salacuse are also directors of four other investment companies advised by SBAM. Messrs. Salacuse and Gelb also serve as directors of two other investment companies advised by Advantage, and Mr. Salacuse serves as a director of one other investment company advised by PIMCO Advisors.

     At May 31, 2000, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 22,065,652 shares, equal to approximately 94% of the outstanding shares of the Fund's Common Stock.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Cvengros and McLendon, the present executive officers of the Fund are:

                                                                       OFFICER
          NAME                      OFFICE                  AGE         SINCE
------------------------  ---------------------------       ----       -------
Stephen J. Treadway       President                          52         1997
Peter J. Wilby            Executive Vice President           41         1994
Thomas K. Flanagan        Executive Vice President           47         1994
James E. Craige           Executive Vice President           32         1999
Newton B. Schott, Jr.     Executive Vice President           58         1997
Lewis E. Daidone          Executive Vice President           42         1998
                            and Treasurer
Christina T. Sydor        Secretary                          48         1998

     Mr. Treadway has also served as an Executive Vice President of PIMCO Advisors and as Chairman and President of PIMCO Funds Distributors LLC ("PFD") and its predecessor since May 1996. Prior to May 1996, Mr. Treadway was employed by Salomon Smith Barney for more than 18 years, serving in various senior officer positions. Mr. Wilby has also been a Managing Director of SBAM and Salomon Smith Barney since January 1996. Prior to January 1996, he was a Director of SBAM and Salomon Smith Barney. Mr. Flanagan has also been a Managing Director of SBAM and Salomon Smith Barney since December 1998. Prior to December 1998, Mr. Flanagan was a Director of SBAM and Salomon Smith Barney since July 1991. Mr. Craige has also been a Managing Director of SBAM and SSB since December 1998. He was a Director of SBAM and SSB since January 1998 and a Vice President of SBAM and SSB since May 1992. Mr. Schott serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PFD and has held such positions or other senior officer positions in PFD since May, 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors, PFD's parent company.
Mr. Daidone has also been a Managing Director of Salomon Smith Barney since 1990. He is a director and Senior Vice President of SSB Citi and Travelers Investment Advisers, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor is also a Managing Director of Salomon Smith Barney. She is General Counsel of SSB Citi and Travelers Investment Advisers, Inc., and is also Secretary of the investment companies sponsored by Salomon Smith Barney.

     The Fund's Audit Committee is composed of Messrs. Barber, Gelb, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committee met once during the fiscal year ended May 31, 2000. The Fund has no nominating or compensation committees.

     During the fiscal year ended May 31, 2000, the Board of Directors met four times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. The following table provides information concerning the compensation paid to each director from the Fund for the fiscal year ended May 31, 2000 and the total compensation paid to each director for the calendar year ended December 31, 1999. Each of the directors listed below are members of the Fund's Audit Committee and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended May 31, 2000 by the Fund to Messrs. Cvengros and McLendon, who are "interested persons," as defined in the 1940 Act.

                                                                                                       TOTAL COMPENSATION
                                                                       AGGREGATE COMPENSATION        FROM THE FUND AND OTHER
                                                                           FROM THE FUND              FUNDS ADVISED BY SBAM
                                                                      FOR THE FISCAL YEAR ENDED     AND ITS AFFILIATES FOR THE
NAME OF DIRECTOR                                                           MAY 31, 2000            CALENDAR YEAR ENDED 12/31/99
-------------------------------------------------------------------   -------------------------    ----------------------------
                                                                                                         DIRECTORSHIPS(A)
Charles F. Barber..................................................            $ 7,800                       $135,100(16)
Leslie H. Gelb.....................................................            $ 7,100                       $ 26,400(6)
Jeswald W. Salacuse................................................            $ 7,800                       $ 80,300(10)
Dr. Riordan Roett..................................................            $ 7,800                       $ 64,600(10)

------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
(*) In addition, Mr. Barber received $18,375 in deferred compensation from six investment companies advised by an affiliate of SBAM.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, Value Advisors and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal period ended May 31, 2000.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.


        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Fund's Board of Directors has selected PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending May 31, 2001. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at May 31, 2000 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be present at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2001 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than April 3, 2001. Any stockholder who desires to bring a proposal at the Fund's 2001 Annual Meeting of Stockholders without including such proposal in the Fund's Proxy Statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Emerging Markets Income Fund II Inc, 7 World Trade Center, New York, New York 10048) during the period from June 8, 2001 to July 10, 2001.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended May 31, 2000, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

July 31, 2000

--------------------------------------------------------------------------------

                     THE EMERGING MARKETS INCOME FUND II INC

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

      The undersigned hereby appoints Heath B. McLendon, Lewis E. Daidone and Robert A. Vagliante, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Income Fund II Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on Thursday, September 7, 2000, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR proposal 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                          (continued on reverse side)

                                               WHEN PROXY IS OKAYED, PLEASE SIGN
                                                          & DATE IT ABOVE




                        Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Stockholders
                     THE EMERGING MARKETS INCOME FUND II INC

                               September 7, 2000





                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

 /X/   Please mark your
       votes as in this
       example.



                                  FOR Nominees          WITHHOLD Authority
                                Listed at Right            to vote for
                               (except as marked           all nominees
                                to the contrary)         listed at right


1. ELECTION OF DIRECTORS              / /                       / /


Nominees:       Charles F. Barber
                William D. Cvengros

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) on the line below.


-----------------------------------------

                                                     FOR      AGAINST    ABSTAIN

2. The ratification of the selection                 / /        / /        / /
   of PricewaterhouseCoopers LLP as the
   independent accountants of the Fund
   for the fiscal year ending May 31, 2001.

3. Any other business that may properly come before the meeting.

4. I will be attending the meeting.                  / /


Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.



Signature                                               Date              , 2000
          ---------------------------------------------      -------------

Signature                                               Date              , 2000
          ---------------------------------------------      -------------
                        JOINTLY HELD

NOTE: Please sign this proxy exactly as your name appears on the Proxy. If joint owners EITHER may sign this Proxy. When signing as executor, administrator, trustee, or guardian, please give full title as such.